UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2017

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term “the Company” refers to Government Properties Income Trust.

Item 8.01.  Other Events.

On July 17, 2017, the Company agreed to sell $300,000,000 aggregate principal amount of its 4.000% Senior Notes due 2022, or the Notes, in an underwritten public offering.  The Notes are expected to be issued on or about July 20, 2017, and will be issued under an indenture supplement designated as the First Supplemental Indenture to an indenture, each to be dated on or about July 20, 2017, between the Company and U.S. Bank National Association.  The Notes will be senior unsecured obligations of the Company.  The Notes will have certain restrictive financial and operating covenants, including covenants that restrict the Company’s ability to incur debts, including debts secured by mortgages on the Company’s properties, in excess of calculated amounts, and require the Company to maintain various financial ratios.

The Company expects to use the $295.4 million of net proceeds from this offering (after deducting estimated offering expenses and underwriting discount) to finance, in part, its acquisition of First Potomac Realty Trust, a Maryland real estate investment trust, or FPO, and its operating partnership, or the Transaction. Pending the consummation of the Transaction and the use of proceeds described in the previous sentence, the Company may repay future amounts outstanding under its revolving credit facility or invest the net offering proceeds in short term investments consistent with the Company’s intention to maintain its qualification for taxation as a real estate investment trust.

A prospectus supplement relating to the Notes will be filed with the Securities and Exchange Commission, or the SEC.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The brief descriptions of the covenants applicable to the Notes are qualified in their entirety by reference to such covenants as they appear in the supplemental indenture for the Notes, the form of which is filed as Exhibit 4.2 to this Current Report on Form 8-K, or in the related indenture, the form of which is filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-3, filed with the SEC on July 7, 2016 (File No. 333-212431), which is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE COMPANY EXPECTS TO USE THE NET PROCEEDS FROM THIS OFFERING TO FINANCE, IN PART, THE TRANSACTION. THE TRANSACTION IS SUBJECT TO CUSTOMARY CONDITIONS, INCLUDING APPROVAL BY THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING FPO COMMON SHARES. THE COMPANY CANNOT BE SURE THAT SUCH CONDITIONS WILL BE SATISFIED.  IF THE TRANSACTION IS NOT COMPLETED ON OR PRIOR TO DECEMBER 31, 2017 OR THE FPO MERGER AGREEMENT IS TERMINATED ON OR AT ANY TIME PRIOR TO THAT DATE, THE COMPANY WILL BE REQUIRED TO REDEEM ANY NOTES THEN OUTSTANDING AT 101% OF THE PRINCIPAL AMOUNT THEREOF PLUS ACCRUED AND UNPAID INTEREST.

•                  THE ISSUANCE AND DELIVERY OF THE NOTES IS SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES AS ARE CUSTOMARY IN UNDERWRITING AGREEMENTS IN THE UNITED STATES. IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES DO NOT OCCUR, THIS OFFERING MAY BE DELAYED OR MAY NOT BE COMPLETED.

•                 THE COMPANY’S CURRENT INTENT TO REPAY FUTURE AMOUNTS OUTSTANDING UNDER ITS REVOLVING CREDIT FACILITY WITH THE NET PROCEEDS FROM THIS OFFERING (PENDING THE CONSUMMATION OF THE TRANSACTION) IS DEPENDENT ON THE COMPLETION OF THIS OFFERING AND MAY NOT OCCUR.

THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN ITS ANNUAL REPORT, IN ITS PROSPECTUS SUPPLEMENT DATED JULY 17, 2017 AND IN ITS CURRENT REPORT ON FORM 8-K DATED JUNE 27, 2017, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY ITS FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

1.1

Underwriting Agreement, dated as of July 17, 2017, between the Company and the underwriters named therein, pertaining to $300,000,000 in aggregate principal amount of the Company’s 4.000% Senior Notes due 2022. (Filed herewith.)

4.1

Form of Senior Indenture between the Company and U.S. Bank National Association. (Incorporated by reference to the Company’s Registration Statement on Form S-3, filed with the SEC on July 7, 2016, File No. 333-212431.)

4.2	Form of First Supplemental Indenture between the Company and U.S. Bank National Association, including the form of the Company’s 4.000% Senior Notes due 2022. (Filed herewith.)

5.1	Opinion of Sullivan & Worcester LLP. (Filed herewith.)

5.2	Opinion of Venable LLP. (Filed herewith.)

8.1	Opinion of Sullivan & Worcester LLP as to tax matters. (Filed herewith.)

23.1	Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Venable LLP (contained in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Chief Financial Officer and Treasurer

Dated:  July 17, 2017